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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated April 2, 2001 relating to the financial statements of QualMark Corporation, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                             /s/ PricewaterhouseCoopers LLP


Denver, Colorado
   June 10, 2002